Supplement dated August 14, 2026, to the Statutory Prospectus, Updating Summary Prospectus, and Initial Summary Prospectus dated May 1, 2026 for the following variable annuity policies:

Issued by Pacific Life Insurance Company	Issued by Pacific Life & Annuity Company
Pacific Advisory Variable Annuity	Pacific Advisory Variable Annuity

The purpose of this supplement is to announce certain underlying fund changes. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. All information in the Prospectus dated May 1, 2026, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or (800) 748-6907 for New York contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective July 29, 2026, the name of the Vanguard VIF Mid-Cap Index Portfolio changed.

Effective July 29, 2026, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section is amended to reflect the following changes:

•	All references to the name Vanguard VIF Mid-Cap Index Portfolio will change to the Vanguard VIF Morningstar Mid-Cap Index Portfolio.

All other references in the prospectus to the Vanguard VIF Mid-Cap Index Portfolio will be Vanguard VIF Morningstar Mid-Cap Index Portfolio.

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